-----------------------------------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                          Reported):  June 24, 1997


     THE PROVIDENT BANK (as seller under the Pooling and Servicing Agreement, dated as of June 1, 1997, which forms Provident Bank Home Equity Loan Trust 1997-2, which will issue the Provident Bank Home Equity Loan Trust 1997-2, Home Equity Loan Asset-Backed Certificates, Series 1997-2).


                            THE PROVIDENT BANK
-----------------------------------------------------------------
     (Exact name of registrant as specified in its charter)


         Ohio                333-18897      31-0412725
--------------------------  ----------- -------------------
(State or Other Jurisdiction  (Commission    (I.R.S. Employer
     of Incorporation)        File Number)   Identification No.)



One East Fourth Street
Cincinnati, Ohio                                    45202
-----------------------------------------------------------
(Address of Principal                             (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (513) 579-2000
                                                   ----- --------


-----------------------------------------------------------------
Item 5.  Other Events.
----     ------------

Filing of Derived Materials.*
---------------------------

     Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K ("the Form 8-K"), The Provident Bank (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission in relation to its Home Equity Loan Asset-Backed Certificates, Series 1997-2.

     In connection with the offering of the Provident Bank Home Equity Loan Trust 1997-2, Home Equity Loan Asset-Backed Certificates, Series 1997-2, Lehman Brothers Inc. and Donaldson, Lufkin & Jenrette Securities Corporation, as underwriters of the Certificates (the "Underwriters"), have prepared certain materials (the "Derived Materials") for distribution to its potential investors. Although the Company provided the Underwriters with certain information regarding the characteristics of the Loans in the related portfolio, it did not participate in the preparation of the Derived Materials.

     For purposes of this Form 8-K, Derived Materials shall mean computer generated tables and/or charts displaying, with respect to the Certificates, any of the following: yield; average life, duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Derived Materials are attached hereto as Exhibit 99.1.

__________________
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus and the Prospectus Supplement of The Provident Bank, relating to its Provident Bank Home Equity Loan Trust 1997-2, Home Equity Loan Asset-Backed Certificates, Series 1997-2.


Incorporation of Certain Documents by Reference
-----------------------------------------------

     Pursuant to Rule 411 of Regulation C under the Securities Act of 1933 and in reliance on MBIA Insurance Corporation, SEC No-Action Letter (September 6, 1996), the Company will incorporate by reference the financial statement of MBIA Insurance Corporation ("MBIA") into the Company's registration statement (File No. 333-18897). The financial statements will be referred to in the prospectus supplement relating to the Company's Home Equity Loan Asset-Backed Certificates, Series 1997-2. In connection with the incorporation of such documents by reference, the Company is hereby filing the consent of Coopers & Lybrand L.L.P. ("Coopers & Lybrand") to the use of their name in such prospectus supplement. The consent of Coopers & Lybrand is attached hereto as Exhibit 23.

Item 7.   Financial Statements, Pro Forma Financial
----      -----------------------------------------
          Information and Exhibits.
          ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     23.       The Consent of Coopers & Lybrand.

     99.       Derived Materials

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              THE PROVIDENT BANK




                              By:  /s/Kevin M. Shea
                                  -------------------------------





Dated:  June 24, 1997


                                Exhibit Index
                               -------------

Exhibit                                                   Page
-------                                                   ----

     23.       The Consent of Coopers & Lybrand             5

     99.       Derived Materials                            6

               EXHIBIT 23:  CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in this Prospectus Supplement, of our report dated February 3, 1997, on our audits of the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries as of December 31, 1996 and 1995 and for the three years ended December 31, 1996. We also consent to the reference to our firm under the caption "Experts".



                              \s\  Coopers & Lybrand L.L.P.
                              --------------------------------------------
                                   Coopers & Lybrand L.L.P.

June 24, 1997
New York, New York

                        EXHIBIT 99:  DERIVED MATERIALS





                               LEHMAN BROTHERS
                               ---------------

                             DERIVED INFORMATION
                             -------------------


                          $230,000,000 Certificates




                 PROVIDENT BANK HOME EQUITY LOAN TRUST 1997-2



                             The Provident Bank,
                        as Seller and Master Servicer



---------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).


SECURITIES OFFERED (1):
-----------------------


TO 5% CALL (2):



                                                              Approx.       Estimated       Estimated         Expected      Stated
                     Expected      Group                     Expected      WAL/MDUR        Principal           Final        Final
   Securities          Size         No.       Benchmark       Price          (yrs)        Pmt. Window         Maturity     Maturity
--------------     ---------------  ---     --------------   ----------    ------------  ---------------    -----------   ----------
Class A-1 (3)         $27,881,000    I               Curve      99.997%    1.08/1.00           25 months      7/25/99     10/25/10
Class A-2 (3)         $19,753,000    I            3 Yr Tsy      99.973%    3.05/2.66           27 months      9/25/01      5/25/12
Class A-3 (3)         $10,296,000    I            5 Yr Tsy      99.969%    5.25/4.23           27 months     11/25/03      5/25/12
Class A-4 (3)         $12,070,000    I               Curve      99.997%    8.79/6.18           51 months      1/25/08      7/25/28
Class A-5 (4)        $160,000,000    II            1 mo LI     100.000%    3.39/2.80          127 months      1/25/08      7/25/28



To Maturity:


                                               Approx.    Estimated    Estimated   Expected   Stated
               Expected    Group               Expected   WAL/MDUR     Principal    Final     Final
 Securities      Size       No.    Benchmark    Price       (yrs)     Pmt. Window  Maturity  Maturity
------------  -----------   ----   ----------  -------   ---------    -----------  --------  --------
Class A-1(3)  $27,881,000   I           Curve  99.997%   1.08/1.00     25 months   7/25/99   10/25/10
Class A-2(3)  $19,753,000   I        3 Yr Tsy  99.973%   3.05/2.66     27 months   9/25/01    5/25/12
Class A-3(3)  $10,296,000   I        5 Yr Tsy  99.969%   5.25/4.23     27 months  11/25/03    5/25/12
Class A-4(3)  $12,070,000   I           Curve  99.997%   9.35/6.40    103 months   5/25/12    7/25/28
Class A-5(4)  $160,000,000  II        1 mo LI 100.000%   3.50/2.85    215 months   5/25/15    7/25/28



(1)  The Classes have all been rated Aaa/AAA/AAA by Moody's, S&P and Fitch.

(2) The transaction will be priced to call due to the step-up coupon feature on the Class A-4 and Class A-5 Certificates.

(3) Prepayments are sized at 115% of the Prepayment Assumption. A 100% Prepayment Assumption assumes that prepayments start at 4% CPR in month one, increase by 1.455% each month to 20% CPR by month 12, and remain at 20% CPR thereafter.

(4) Prepayments are sized at 125% of the Prepayment Assumption. A 100% Prepayment Assumption assumes that prepayments start at 4% CPR in month one, increase by 1.455% each month to 20% CPR by month 12, and remain at 20% CPR thereafter.


                            PROJECTED PERFORMANCE
                            ---------------------
                     UNDER VARYING PREPAYMENT ASSUMPTIONS



GROUP I CERTIFICATES
--------------------


TO 5% CLEANUP CALL

% of Prepayment Assumption             50.0%           75.0%          100.0%        115.0%         150.0%        200.0%
% of Prepayment Assumption
Implied Seasoned CPR                   10.0%           15.0%          20.0%          23.0%         30.0%          40.0%

Class A-1
---------
Avg. Life (yrs)                         7.46            2.00           1.20          1.08           0.89          0.73
Mod Duration (yrs)                      5.40            1.78           1.11          1.00           0.84          0.69
Window (begin-end) (mths)             1 - 154          1 - 50         1 - 28        1 - 25         1 - 20        1 - 16
Expected Final Maturity               4/25/10         8/25/01        10/25/99       7/25/99       2/25/99       10/25/98
Yield @ 99.997%                         6.71            6.55           6.39          6.35           6.27          6.15

Class A-2
----------
Avg. Life (yrs)                        14.48            6.22           3.46          3.05           2.38          1.81
Mod Duration (yrs)                      8.88            4.87           2.97          2.66           2.12          1.64
Window (begin-end) (mths)            154 - 179        50 - 105       28 - 59        25 - 51       20 - 40        16 - 29
Expected Final Maturity               5/25/12         3/25/06        5/25/02        9/25/01       10/25/00      11/25/99
Yield @ 99.973%                         6.97            6.93           6.87          6.86           6.82          6.76

Class A-3
---------
Avg. Life (yrs)                        14.91           10.47           5.99          5.25           4.04          2.99
Mod Duration (yrs)                      8.91            7.13           4.71          4.23           3.40          2.61
Window (begin-end) (mths)            179 - 179       105 - 150       59 - 88        51 - 77       40 - 59        29 - 44
Expected Final Maturity               5/25/12         12/25/09       10/25/04      11/25/03       5/25/02        2/25/01
Yield @ 99.969%                         7.20            7.19           7.15          7.14           7.12          7.08

Class A-4
---------
Avg. Life (yrs)                        21.27           14.92          10.17          8.79           6.86          5.01
Mod Duration (yrs)                     10.07            8.63           6.81          6.18           5.14          4.02
Window (begin-end) (mths)            179 - 352       150 - 260       88 - 154      77 - 127       59 - 102       44 - 74
Expected Final Maturity               10/25/26        2/25/19        4/25/10        1/25/08       12/25/05       8/25/03
Yield @ 99.997%                         7.63            7.62           7.61          7.60           7.58          7.56



                            PROJECTED PERFORMANCE
                           ---------------------
                     UNDER VARYING PREPAYMENT ASSUMPTIONS



GROUP I CERTIFICATES
--------------------

TO MATURITY

% of Prepayment Assumption         50.0%           75.0%          100.0%        115.0%         150.0%        200.0%
Implied Seasoned CPR               10.0%           15.0%          20.0%          23.0%         30.0%          40.0%

Class A-1
---------
Avg. Life (yrs)                     7.46            2.00           1.20          1.08           0.89          0.73
Mod Duration (yrs)                  5.40            1.78           1.11          1.00           0.84          0.69
Window (begin-end) (mths)         1 - 154          1 - 50         1 - 28        1 - 25         1 - 20        1 - 16
Expected Final Maturity           4/25/10         8/25/01        10/25/99       7/25/99       2/25/99       10/25/98
Yield @ 99.997%                     6.71            6.55           6.39          6.35           6.27          6.15

Class A-2
---------
Avg. Life (yrs)                    14.48            6.22           3.46          3.05           2.38          1.81
Mod Duration (yrs)                  8.88            4.87           2.97          2.66           2.12          1.64
Window (begin-end) (mths)        154 - 179        50 - 105       28 - 59        25 - 51       20 - 40        16 - 29
Expected Final Maturity           5/25/12         3/25/06        5/25/02        9/25/01       10/25/00      11/25/99
Yield @ 99.973%                     6.97            6.93           6.87          6.86           6.82          6.76

Class A-3
----------
Avg. Life (yrs)                    14.91           10.47           5.99          5.25           4.04          2.99
Mod Duration (yrs)                  8.91            7.13           4.71          4.23           3.40          2.61
Window (begin-end) (mths)        179 - 179       105 - 150       59 - 88        51 - 77       40 - 59        29 - 44
Expected Final Maturity           5/25/12         12/25/09       10/25/04      11/25/03       5/25/02        2/25/01
Yield @ 99.969%                     7.20            7.19           7.15          7.14           7.12          7.08

Class A-4
----------
Avg. Life (yrs)                    21.27           14.95          10.45          9.35           7.27          5.34
Mod Duration (yrs)                 10.07            8.64           6.91          6.40           5.34          4.20
Window (begin-end) (mths)        179 - 356       150 - 295       88 - 184      77 - 179       59 - 165      44 - 123
Expected Final Maturity           2/25/27         1/25/22        10/25/12       5/25/12       3/25/11        9/25/07
Yield @ 99.997%                     7.63            7.62           7.62          7.62           7.61          7.58




                            PROJECTED PERFORMANCE
                           ---------------------
                     UNDER VARYING PREPAYMENT ASSUMPTIONS



GROUP II CERTIFICATES
---------------------


TO MATURITY


% of Prepayment Assumption          50.0%           75.0%          100.0%        125.0%         150.0%        200.0%
Implied Seasoned CPR                10.0%           15.0%          20.0%          25.0%         30.0%          40.0%

Class A-5
----------
Avg. Life (yrs)                     21.27            8.01           4.36          3.50           2.91          2.16
Mod Duration (yrs)                  11.07            5.42           3.41          2.85           2.45          1.89
Window (begin-end) (mths)          1 - 359         1 - 348        1 - 264        1 - 215       1 - 178        1 - 127
Expected Final Maturity            5/25/27         6/25/26        6/25/19        5/25/15       4/25/12        1/25/08
Yield @ 100.000%                     6.08            6.08           6.08          6.08           6.09          6.09



TO 5% CLEANUP CALL

% of Prepayment Assumption         50.0%           75.0%          100.0%        125.0%         150.0%        200.0%
Implied Seasoned CPR               10.0%           15.0%          20.0%          25.0%         30.0%          40.0%

Class A-5
---------
Avg. Life (yrs)                    21.25            7.8            4.2           3.39           2.81          2.09
Mod Duration (yrs)                 11.06            5.37           3.35          2.80           2.4           1.85
Window (begin-end) (mths)         1 - 352         1 - 260        1 - 154        1 - 127       1 - 102        1 - 74
Expected Final Maturity           10/25/26        2/25/19        4/25/10        1/25/08       12/25/05       8/25/03
Yield @ 100.000%                    6.08            6.08           6.08          6.08           6.08          6.08



COLLATERAL SUMMARY
------------------

                                    INITIAL GROUP I LOANS
                                    ---------------------

Total Number of Loans                                                              953
Total Outstanding Scheduled Loan Balance                                $49,494,687.09
     Balloon (% of Total) (1)                                                   43.87%
     Level Pay (% of Total)                                                     56.13%
Average Loan Principal Balance                                              $51,935.66  $6,700-$391,200.00
Weighted Average Coupon                                                         11.50%  8.69%-15.99%
Weighted Average Original Term (mths)                                              206  60-360
Range of Original Terms (mths)
                                                                             Level Pay  Balloon
                                                                             ---------  -------
                                                                      60         0.39%  180  100.00%
                                                                  61-120         4.80%
                                                                 121-180        59.93%
                                                                 181-240        10.77%
                                                                 241-360        24.11%
Weighted Average Remaining Term (mths)                                             205  58 - 360
Weighted Average CLTV                                                           74.66%  9.44% - 100.00%
Weighted Average Second Mortgage Ratio                                          36.09%  (for secondliens only)
Lien Position (first/second)                                      77/00% /      23.00%

Property Type
     Single Family                                                              85.66%
     Two to Four Family                                                          6.53%
     Condo                                                                       4.27%
     PUD                                                                         2.66%
     Other                                                                       0.87%
Occupancy Status
     Owner Occupied                                                             88.86%
     Non-Owner Occupied                                                         11.14%

GEOGRAPHIC DISTRIBUTION
other states account individually for less than                       OH        22.57%  UT   4.80%
4% of Group I pool balance                                            FL        16.91%  SC   4.60%
                                                                      MD         8.53%  IN   4.55%
                                                                      IL         5.81%  CO   4.10%

Origination Years                                                   1996         1.51%
                                                                    1997        98.49%

Credit Class                                                           A        41.45%  C    8.17%
                                                                      A-        23.19%  D    3.59%
                                                                       B        23.60%


(1)  Amortizes over a 30 year original term.


COLLATERAL SUMMARY (CONTINUED)
------------------------------


                              INITIAL GROUP II LOANS
                              ----------------------
Total Number of Loans                                                                      1,163
Total Outstanding Loan Balance                                                   $113,358,436.95
     Balloon (% of Total)                                                                  0.00%
     Level Pay (% of Total)                                                              100.00%
Average Loan Principal Balance                                                        $97,470.71    $11,994.90-$711,884.84
Weighted Average Coupon                                                                   10.34%    7.35%-14.88%
Weighted Average Margin                                                                    6.05%    4.50%-10.02%
Weighted Average Original Term (mths)                                                        360    360-360
Weighted Average Remaining Term (mths)                                                       359    341-360
Weighted Average Life Cap                                                                 17.27%    14.25%-25.00%
Weighted Average Periodic Cap                                                              1.04%    1.00%-2.00%
Weighted Average Floor                                                                    10.17%    0.00%-14.75%
Weighted Average CLTV                                                                     77.62%    16.47%-97.19%
Lien Position (first/second)                                                        95.84%/4.16%
Property Type
     Single Family                                                                        83.87%
     Two to Four Family                                                                    7.68%
     Condo                                                                                 4.25%
     PUD                                                                                   4.00%
     Other                                                                                 0.19%
Occupancy Status
     Owner Occupied/Non-Owner Occupied                                              91.92%/8.08%

GEOGRAPHIC DISTRIBUTION                                                         OH        17.99%    FL   6.85%
other states account individually for less than 6% of                           IL         9.27%    OR   6.51%
Group II principal balance                                                      WA         7.01%

Next Rate Adjustment Date                                           7/97              0.14%         4/99                4.19%
                                                                    8/97              3.36%         5/99                2.78%
                                                                    9/97              7.76%         6/99-2/00           3.17%
                                                                   10/97              15.50%        3/00                5.46%
                                                                   11/97              8.59%         4/00               16.62%
                                                                   12/97              1.35%         5/00               19.87%
                                                                    5/98              0.22%         6/00                6.46%
                                                                   12/98              0.14%         11/00-6/02          2.60%
                                                                    3/99              1.80%
Loan Type                                                         6 month             36.92%        3/27               52.01%
                                                                    2/28              8.47%         5/25                2.60%
Origination Years                                                   1995              0.90%         1997               92.19%
                                                                    1996              6.91%
Credit Class                                                         A                37.83%        C    7.63%
                                                                     A-               25.08%        D    3.95%
                                                                     B                25.52%
